CoinShares Bitcoin Mining ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Capital Markets - 1.5%
Galaxy Digital, Inc. - Class A (a)	121,692	$2,665,055

Financial Services - 1.4%
Block, Inc. (a)	39,127	2,657,897

IT Services – 4.5%
Applied Digital Corp. (a)	807,835	8,134,898

Semiconductors & Semiconductor Equipment - 5.2%
NVIDIA Corp.	50,123	7,918,933
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	6,732	1,524,730
		9,443,663

Software – 86.0%(b)
Bit Digital, Inc. (a)	3,309,150	7,247,038
Bitdeer Technologies Group – Class A(a)	634,669	7,286,000
Bitfarms, Ltd. (a)	10,505,402	8,826,639
BitFuFu, Inc. - Class A (a)	235,704	761,324
Cipher Mining, Inc. (a)	4,176,455	19,963,455
Cleanspark, Inc. (a)	780,024	8,603,665
Core Scientific, Inc. (a)	1,578,735	26,949,007
Digi Power X, Inc. (a)	1,258,532	3,536,475
Gryphon Digital Mining, Inc. (a)	1,072,163	944,897
Hive Digital Technologies, Ltd. (a)	3,408,946	6,136,103
Hut 8 Corp. (a)	431,000	8,016,600
IREN, Ltd. (a)	1,831,900	26,690,783
MARA Holdings, Inc. (a)	553,159	8,673,533
Riot Platforms, Inc. (a)	1,296,947	14,655,501
Terawulf, Inc. (a)	1,950,515	8,543,256
		156,834,276

Technology Hardware, Storage & Peripherals - 0.7%
Canaan, Inc. - ADR (a)	2,230,359	1,379,031
TOTAL COMMON STOCKS (Cost $167,476,599)		181,114,820

TOTAL INVESTMENTS - 99.3% (Cost $167,476,599)		181,114,820
Other Assets in Excess of Liabilities - 0.7%		1,339,908
TOTAL NET ASSETS - 100.0%		$182,454,728
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

CoinShares Bitcoin Mining ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$181,114,820	$–	$–	$181,114,820
Total Investments	$181,114,820	$–	$–	$181,114,820

Refer to the Schedule of Investments for further disaggregation of investment categories.